EXHIBIT 99(a)(1)(ii)

                              FIRSTBANK CORPORATION
                              LETTER OF TRANSMITTAL

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Mailing Address:                  To Accompany Shares of Common Stock of Firstbank Corporation    By Hand:
Registrar and Transfer Company   Tendered Pursuant to the Offer to Purchase Dated June 15, 2004   c/o The Depository Trust Co.
Attn: Reorganization Department          THE OFFER PRORATION PERIOD AND WITHDRAWAL RIGHTS         Transfer Agent Drop
10 Commerce Drive                       WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON FRIDAY,        55 Water Street, 1st Floor
Cranford, NJ  07016-0645                   JULY 30, 2004, UNLESS THE OFFER IS EXTENDED            New York, NY 10041-0099
                                         To: REGISTRAR AND TRANSFER COMPANY, Depositary
                                                 For Assistance: (800) 368-5948
                                                    Facsimile: (908) 497-2311
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                                               DESCRIPTION OF SHARES TENDERED
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                                        (See Instructions 3, 4, 5 and 6) Shares Tendered (Attach Additional List if Necessary)
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                                                                            Certificate     Total Number of      Number of
               Name(s) and Address of Registered Holder(s)                 Number(s), or   Shares Represented      Shares
      (Please fill in Exactly as Name(s) Appear(s) on Certificate)         if applicable,  By Certificate(s)*    Tendered**
                                                                              indicate
                                                                               "DRP" *
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                                                                          ---------------------------------------------------
                                                                           TOTAL SHARES

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I have lost my certificate(s) for _________________ shares of Firstbank
Corporation Common Stock and have completed the Affidavit for Lost Stock Certificate(s) on the reverse side and submitted the required check.
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*     Certificate numbers need not be completed by stockholders tendering by book-entry transfer. If the tendered shares are held in the Firstbank Corporation Dividend Reinvestment Plan, indicate by writing "DRP". Dividend Reinvestment Plan shares may include shares you hold directly in book entry form, shares purchased with funds contributed to the Firstbank Corporation Employee Stock Purchase Plan, and/or shares purchased pursuant to dividend reinvestment.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 6.
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      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

      PARTICIPANTS IN THE FIRSTBANK CORPORATION 401(K) PLAN ARE NOT ELIGIBLE TO TENDER THEIR SHARES HELD INDIRECTLY IN THE FIRSTBANK CORPORATION STOCK FUND IN THE 491(k) PLAN.

      This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

               (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

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|_|   CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
      TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING

         Name of Tendering Institution____________________________________

         Account No.______________________________________________________

         Transaction Code No._____________________________________________
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Delivery of documents to the Company or to the Book-Entry Transfer Facility does not constitute a valid delivery.
     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
                             INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Firstbank Corporation, a Michigan corporation (the "Company"), the above-described shares of its common stock, no par value per share (the "Shares"), at a price per Share of $30.00 (the "Purchase Price"), pursuant to the Company's offer to purchase up to 500,000 Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 15, 2004 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

      Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares, (b) present certificates for such Shares for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

      The undersigned has received a copy of the Offer to Purchase and Letter of Transmittal and agrees to all of the terms of the offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

      The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 or 4 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

      The undersigned understands that all Shares properly tendered and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares, including Shares not purchased because of proration and Shares that were conditionally tendered and not accepted. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 or 4 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

      The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

      Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

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                                    ODD LOTS
                               (SEE INSTRUCTIONS)
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This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on June 15, 2004, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 shares (excluding shares, if any, held indirectly in the Firstbank Corporation 401(k) Plan).

The undersigned either (check one box):

|_| was the beneficial owner as of the close of business on June 15, 2004, and continues to be the beneficial owner as of the Expiration Date, of an aggregate of fewer than 100 Shares (excluding shares held in the Firstbank Corporation 401(k) Plan), all of which are being tendered, or

|_|   is a broker, dealer, commercial bank, trust company or other nominee that
      (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on June
      15, 2004, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, and is tendering all of such Shares.
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                 SPECIAL PAYMENT INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 8, 9 AND 10)                                 (SEE INSTRUCTIONS 8, 9 AND 10)

To be completed ONLY if the check for the purchase price of     To be completed ONLY if the check for the purchase price of
Shares purchased and/or certificates for Shares not tendered    Shares purchased and/or certificates for Shares not
or not purchased are to be issued in the name of someone        tendered or not purchased are to be mailed to someone other
other than the undersigned.                                     than the undersigned or to the undersigned at an address
                                                                other than that shown below the undersigned's signature(s).
Issue |_| check
and/or |_| certificate(s) to:                                   Mail |_| check
                                                                and/or |_| certificate(s) to:

Name:                                                           Name:
     ------------------------------------------------                 ------------------------------------------------
                        (Please Print)                                                 (Please Print)

Address:                                                        Address:
        ---------------------------------------------                   ----------------------------------------------

-----------------------------------------------------           ------------------------------------------------------
                                                                                   (include Zip Code)
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                (include Zip Code)

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  (Taxpayer Identification or Social Security No.)
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                               CONDITIONAL TENDER
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You may consider tender of your Shares upon the purchase by the Company of a specified minimum number of your Shares tendered. See Section 7 in the Offer to Purchase. Unless at least the minimum number of Shares tendered by you is purchased by the Company, none of the Shares tendered hereby will be purchased. It is your responsibility to calculate such minimum number of Shares, and you are urged to consult your tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional

|_|   Minimum number of shares that must be purchased, if any are purchased:

                                                    Shares
                        ----------------------------

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             PLEASE SIGN BELOW (TO BE COMPLETED BY ALL SHAREHOLDERS)
  (Please complete substitute Form W-9 included in this Letter of Transmittal)

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                    SIGNATURE(S) REQUIRED                                     SIGNATURE(S) GUARANTEE REQUIRED

Signature(s) of Registered Holder(s) or Agent                                   (See Instructions #1 and #8)
Must be signed by the registered holder(s) EXACTLY as name(s)   Unless the shares are tendered by the registered holder(s)
appear(s) on stock certificate(s).  If signature is by          of the common stock, or for the account of a member of a
trustee, executor, administrator, guardian, attorney-in-fact,   "Signature  Guarantee Program" ("Stamp"), Stock Exchange
officer for a corporation acting in a fiduciary or              Medallion Program ("SEMP") or New York Stock Exchange
representative capacity, or other person, please include        Medallion Signature Program ("MS") (an "Eligible
title.  (See Instruction #1.)                                   Institution"), the above signature(s) must be guaranteed by an Eligible Institution.
Issue and mail stock certificate to (please print):

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                 Registered Holder Signature

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                 Registered Holder Signature

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                        Title, if any

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Phone                               Date
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                                            PAYER'S NAME: FIRSTBANK CORPORATION
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SUBSTITUTE                                        Part 1 - TAXPAYER IDENTIFICATION NO. - FOR
Form W-9                                          ALL ACCOUNTS ENTER YOUR TAXPAYER
Department of the Treasury                        IDENTIFICATION NUMBER IN THE APPROPRIATE       --------------------------
Internal Revenue Service                          BOX.  FOR MOST INDIVIDUALS AND SOLE              Social Security Number
                                                  PROPRIETORS, THIS IS YOUR SOCIAL SECURITY
Payer's Request for Taxpayer                      NUMBER.  FOR OTHER ENTITIES, IT IS YOUR                    OR
Identification Number                             EMPLOYER IDENTIFICATION NUMBER.  IF YOU DO
(See Instruction 15)                              NOT HAVE A NUMBER, SEE "HOW TO OBTAIN A TIN"   --------------------------
Please fill in your name and address below:       IN THE ENCLOSED GUIDELINES.                      Employer Identification
                                                                                                          Number(s)
                                                  Note:  If the account is in more than one
--------------------------------------------      name, see the chart on the enclosed
Name                                              Guidelines to determine what number to enter.
                                                  ---------------------------------------------------------------------------
--------------------------------------------      Part 2 - Certification - For Payees Exempt from Backup
Business name, if different from above            Withholding (see enclosed Guidelines) - Under penalties
                                                  of perjury, I certify that:                               Part 3 -

Check appropriate box                             (1)  The number shown on the form is my correct
                                                       Taxpayer Identification Number (or I am waiting      Awaiting TIN |_|
|_| Individual/Sole proprietor  |_| Corporation        for a number to be issued to me) and

|_| Partnership                 |_| Other____     (2)  I am not subject to backup withholding either
                                                       because (a) I am exempt from backup withholding,
--------------------------------------------           or (b) I have not been notified by the Internal
Address (number and street)                            Revenue Service ("IRS") that I am subject to
                                                       backup withholding as a result of a failure to
--------------------------------------------           report all interest or dividends, or (c) the IRS
City, State and Zip Code                               has notified me that I am no longer subject to
                                                       backup withholding; and

                                                  (3)  I am a U.S. person (including a U.S. resident
                                                       alien).

                                                  ---------------------------------------------------------------------------
                                                  Certificate Instructions - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.  For real estate transactions, item 2 does not apply.  For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the
                                                  Certification, but you must provide your correct TIN.  (See the enclosed
                                                  Guidelines.)

                                                  SIGNATURE                                    DATE             , 2004
                                                           -----------------------------------     -------------

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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW INSTRUCTION #12 FOR ADDITIONAL INFORMATION. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you within 60 days, you are required to withhold the applicable withholding rate of all reportable payments thereafter made to me until I provide a number.
                                                                    , 2004
--------------------------------         ---------------------------
           Signature                                Date
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                     AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

      The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this letter of transmittal as lost. That a search for the certificate(s) has been conducted and that these certificate(s) cannot be located. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

      In requesting the replacement of this certificate(s), I hereby agree that:
If these certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect and hold harmless Firstbank Corporation, and Registrar and Transfer Company, and any other party from and against all losses, expenses, costs and damages including legal fees these parties may be subjected to at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties.

      I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by Seaboard Surety Company. My check, payable to the Seaboard Surety Company, to cover the premium of 1.5% of the market value of the stock (Minimum $20.00) is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.

Sign Here:
          ------------------------------

Co-Owner, if any:                           Date:                    , 2004
                 -----------------------         --------------------

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

       INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 8.

      2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message (as defined below), is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed copy thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase). The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of the Book-Entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant.

      The method of delivery of this letter of transmittal, share certificates and all other required documents is at the option and risk of the tendering stockholder, and delivery will be deemed made only when actually received by the depositary. If certificates for shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

      Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. See Sections 3 and 6 of the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

      3. Dividend Reinvestment Plan. You may tender shares that you hold through the Firstbank Corporation Dividend Reinvestment Plan by indicating "DRP" in the appropriate space in the box captioned "Description of Shares Tendered" on the cover page of this Letter of Transmittal and indicating the number of Dividend Reinvestment Plan shares tendered. See Section 3 of the Offer to Purchase.

      4. Firstbank Corporation 401(k) Plan. Do not use this Letter of Transmittal to tender any shares you own indirectly through the Firstbank Corporation Stock Fund in the Firstbank Corporation 401(k) Plan. Participants in the Firstbank Corporation 401(k) Plan are not eligible to tender shares they own indirectly through the Firstbank Corporation Stock Fund in the 401(k) Plan.

      5. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

      6. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

      7. Price at Which Shares are Being Tendered. All Shares will be considered validly tendered at a price of $30.00 per Share.

      8. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If any of the Shares hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

      9. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 6 of the Offer to Purchase. Except as provided in this instruction 9, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

      10. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

      11. Odd Lots. As described in the Offer to Purchase, if fewer than all Shares validly tendered at the Purchase Price and not withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the close of business on June 15, 2004, and continues to own beneficially as of the Expiration Date, an aggregate of 100 Shares or fewer (excluding shares held indirectly in the Firstbank Corporation 401(k) Plan) and who validly and unconditionally tendered all such Shares at the Purchase Price. Partial or conditional tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of transmittal is completed.

      12. Substitute Form W-9 and Form W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 30% federal income tax backup withholding on the payment of the purchase price. The box in Part 3 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 30% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

      13. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent/Dealer Manager at their telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent/Dealer Manager and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

      14. Irregularities. All questions as to the Purchase Price, the form of documents, and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of, or payment for, Shares that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Information Agent/Dealer Manager, the Depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

      15. Important Tax Information. Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 above. If such stockholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

      Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the Depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If federal income tax backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

                   PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

      To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30% (or lower treaty rate) withholding on gross payments received pursuant to the Offer.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

      The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


                  PAYER'S NAME: REGISTRAR AND TRANSFER COMPANY

                      The Information Agent/Dealer Manager:
                          HOWE BARNES INVESTMENTS, INC.
                      135 South LaSalle Street, Suite 1500
                                Chicago, IL 60603
                          Call Toll Free (800) 929-4693